UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2024

EDESA BIOTECH, INC.
(Exact Name of Registrant as Specified in its Charter)

British Columbia, Canada	001-37619	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Spy Court Markham, Ontario, Canada L3R 5H6
(Address of Principal Executive Offices)

(289) 800-9600

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Shares	EDSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2024, Edesa Biotech, Inc. (“the “Company”) held its 2024 annual general and special meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved an amendment (the “Plan Amendment”) to the Company’s 2019 Equity Incentive Compensation Plan (the “2019 Plan”) increasing the number of shares available for issuance under the 2019 Plan by 67,000 shares. The Plan Amendment became effective following its approval by the Company’s shareholders.

The foregoing description of the Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, 1,517,529 common shares, or approximately 47% of the outstanding common shares entitled to vote, were represented by proxy or in person. The matters voted on by shareholders at the Annual Meeting and the results of such voting are set forth below.

Proposal No. 1 – Election of the Company’s Directors

Based upon the following votes, the shareholders elected Joan Chypyha, Sean MacDonald, Patrick Marshall, Pardeep Nijhawan, Frank Oakes, Charles Olson and Carlo Sistilli to serve as members of the Company’s board of directors until the annual meeting of shareholders to be held in 2025 or until their successors are duly elected and qualified.

	For	Withheld	Broker Non-Votes
Joan Chypyha	818,559	44,569	654,401
Sean MacDonald	819,376	43,752	654,401
Patrick Marshall	819,174	43,954	654,401
Pardeep Nijhawan, MD	819,448	43,680	654,401
Frank Oakes	790,073	73,055	654,401
Charles Olson, D.Sc.	817,703	45,425	654,401
Carlo Sistilli, CPA, CMA	817,020	46,108	654,401

Proposal No. 2 – Advisory Vote on Executive Compensation

The shareholders approved, on an advisory basis, the executive compensation of the named executive officers as disclosed in the proxy statement for the Annual Meeting, by the following vote.

For	Against	Abstain	Broker Non-Votes
677,967	122,761	62,400	654,401

Proposal No. 3 – Amendment to 2019 Equity Incentive Compensation Plan

The shareholders approved the amendment to the 2019 Plan to increase the number of shares available for issuance under the 2019 Plan by 67,000 shares as disclosed in the proxy statement for the Annual Meeting, by the following vote.

For	Against	Abstain	Broker Non-Votes
660,015	151,395	51,718	654,401

Proposal No. 4 – Appointment of MNP LLP as the Company’s Auditors and Independent Registered Public Accounting Firm for the Ensuing Year

Based upon the following votes, the shareholders approved the appointment of MNP LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024.

For	Withheld	Broker Non-Votes
1,463,707	53,822	N/A

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 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Amendment No. 3 to Edesa Biotech, Inc. 2019 Equity Incentive Compensation Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Management contract or compensatory plan or arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Edesa Biotech, Inc.

Date: May 30, 2024	By:	/s/ Stephen Lemieux
	Name:	Stephen Lemieux
	Title:	Chief Financial Officer

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